 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2021 (March 4, 2021)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (720) 872-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common	ASTI	OTC

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Offering of Common Stock

On March 4, 2021, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (“Common Stock SPA”) with Baybridge Capital Fund, LP, a private investor (“BBCF”), for the private placement of 75,000,000 shares of the Company’s Common Stock at a fixed price of $0.04 per share.

On March 9, 2021, the Company sold the 75,000,000 common shares to BBCF in exchange for $3,000,000 of gross proceeds.

In the Common Stock SPA, the Company has agreed to make commercially reasonable best efforts to register such 75,000,000 common shares on a resale registration statement. The Company expects that such resale registration statement would be filed by the Company shortly after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Settlement of Outstanding Secured Convertible Promissory Note

As previously disclosed, on September 9, 2020, the Company entered into a securities exchange agreement with Global Ichiban Limited, a British Virgin Islands corporation (“GI”). Pursuant to the terms of such exchange agreement, GI agreed to surrender and exchange all of its existing outstanding promissory notes with an aggregate principal balance of $6,374,666.57 (including accrued interest). In exchange, the Company issued to GI a secured convertible promissory note with a principal amount of $6,400,000.00 (“GI Secured Note”).

On March 9, 2021, the Company entered into a settlement agreement (“GI Settlement Agreement”) with GI regarding the GI Secured Note. Pursuant to the terms of the GI Settlement Agreement, GI agreed to surrender and cancel the GI Secured Note (current principal balance of $5,800,000) in exchange for 168,000,000 shares of the Company’s Common Stock.

In connection with the GI Settlement Agreement, the lien and security agreement on substantially all of the Company’s assets securing the GI Secured Note was terminated and cancelled.

In the GI Settlement Agreement, the Company has agreed to make commercially reasonable best efforts to register such 168,000,000 common shares (and certain other shares held by GI and its transferees) on a resale registration statement. The Company expects that such resale registration statement would be filed by the Company shortly after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

* * * * * *

The foregoing description of the Common Stock SPA and the GI Settlement Agreement is a summary and is qualified in its entirety by reference to the documents attached hereto as Exhibits, which documents are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 3(a)(9) and Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Common Stock Securities Purchase Agreement dated March 4, 2021
	10.2	Settlement Agreement dated March 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

March 10, 2021	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer